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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2005


                     TWEETER HOME ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-24091                 04-3417513
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

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                                  40 PEQUOT WAY
                           CANTON, MASSACHUSETTS 02021
                                 (781) 830-3000
    (Address, including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On March 14, 2005, the Board of Directors of the registrant voted to approve an amendment to the employment agreement of Joseph McGuire, the severance agreement of Philo Pappas and the employment agreement of Judy Quye. Mr. McGuire is a Senior Vice President, the Chief Financial Officer and the interim Chief Executive Officer of the registrant, Mr. Pappas is a Senior Vice President and the Chief Merchandising Officer of the registrant and Ms. Quye is


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a Senior Vice President of the registrant. The amendments to the agreements provide for payment of two year's annual salary to each of Mr. McGuire, Mr. Pappas and Ms. Quye if he or she terminates his or her employment with the registrant upon a change in control of the registrant.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On March 15, 2005, the registrant announced that Jeffrey Stone, its President and Chief Executive Officer, will be leaving the registrant to become the President and Chief Operating Officer of Tivoli Audio, LLC, the consumer electronics manufacturer in which the registrant owns a 25% equity stake. Mr. Stone will remain with the registrant through April 26, 2005 to assist in a smooth management transition and will continue to serve on the registrant's Board following his departure. A copy of the press release issued by the company regarding the foregoing is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

     The Board of Directors has designated Joe McGuire, the registrant's Chief Financial Officer, to serve as Interim Chief Executive Officer until a permanent replacement is found. Mr. McGuire has served as the registrant's Senior Vice President since July 2001 and Chief Financial Officer since May 1996. From May 1996 to June 2001, Mr. McGuire also served in the capacities of Vice President and Chief Information Officer of the registrant. Prior to joining the registrant, Mr. McGuire was the Chief Financial Officer of Bryn Mawr Radio & Television Centre, Inc., from 1987 to 1996.

     Upon completion of the registrant's initial public offering in July 1998, the registrant entered into a three-year employment agreement with Mr. McGuire. The registrant renewed this agreement on July 21, 2001 and again on May 1, 2004, each time for an additional three years. The May 1, 2004 employment agreement is attached to the registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

Item 9.01.   Financial Statements and Exhibits

(c)    Exhibits.

         99.1      Press Release dated March 15, 2005








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TWEETER HOME ENTERTAINMENT GROUP, INC.


DATED: March 15, 2005


By: /s/ Joseph G. McGuire
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    Joseph G. McGuire
    Senior Vice President
    and Chief Financial Officer








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                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1           Press Release dated March 15, 2005







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